EXHIBIT  23.1
CONSENT  OF  INDEPENDENT  AUDITORS



                          INDEPENDENT  AUDITORS'  CONSENT


We consent to the use in this Current Report on Form 8-K of our report dated March 21, 2001, relating to the consolidated financial statements of China Gateway Holdings, Inc. and subsidiaries.



HORWATH GELFOND HOCHSTADT PANGBURN, P.C.
Denver,  Colorado
April  12,  2001


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